SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 15, 1998
                        (Date of earliest event reported)

                              MIKE'S ORIGINAL, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                         0-22431                       11-3214529
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(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
 incorporation)                                                      Number)



 131 Jericho Turnpike, Jericho, New York                              11753
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 (Address of principal executive offices)                          (Zip Code)




Registrant's telephone number including area code                (516) 334-8500
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         (Former name of former address, if changed since last report.)

Item 4. Changes in Registrant's  Certifying  Accountant

(b) On January 15, 1998, with the approval of Registrant's Board of Directors, the Registrant retained Lazar Levine & Felix LLP as its independent accountants for the year ending December 31, 1997.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MIKE'S ORIGINAL, INC.

                                   By:  /s/ Michael Rosen
                                        ---------------------
                                        Michael Rosen
Dated: February 4, 1998                 President